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                                                                    EXHIBIT 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Isle of Capri Casinos, Inc. (the "Company") on Form 10-Q for the period ended January 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Rexford A. Yeisley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                                                       /s/  Rexford  A.  Yeisley
                                                       -------------------------
                                                            Rexford  A.  Yeisley
                                                       Chief  Financial  Officer
                                                                March  11,  2003